UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2024

Franklin BSP Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01360	85-2950084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6770

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

At a special meeting of stockholders of Franklin BSP Capital Corporation, a Delaware corporation (the “Company”), held on December 19, 2023, the Company received stockholder approval to amend and restate the investment advisory agreement, dated September 23, 2020 (the “Original Advisory Agreement”), by and between the Company and Franklin BSP Capital Adviser L.L.C., a Delaware limited liability company and the external investment adviser to the Company (the “Adviser”).

On January 24, 2024, the Company entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with the Adviser. A description of the Amended Advisory Agreement is set forth in “FBCC Proposal — Approval of the FBCC Advisory Agreement Proposal” (the “FBCC Proposal”) in the Company’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2023 (the “Joint Proxy Statement/Prospectus”) and is incorporated into this Current Report on Form 8-K by reference.

As described in the FBCC Proposal, the Original Advisory Agreement was amended to (i) increase the base management fee to an annual rate of 1.50% of the Company’s average gross assets, provided that the base management fee will be calculated at an annual rate of 1.00% of the Company’s average gross assets purchased with borrowed funds above 1.0x debt-to-equity (equivalent to $1 of debt outstanding for each $1 of equity), (ii) increase the incentive fee on income to a catch-up of 1.8175% (7.27% annualized), 17.5% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds the catch-up with the preferred return rate of 1.50% per quarter (or 6.00% annualized) on net assets, and (iii) increase the incentive fee on capital gains to 17.5% of the Company’s incentive fee capital gains calculated as under the Original Advisory Agreement for periods ending after the date of the Amended Advisory Agreement, on a cumulative basis from the date of the Company’s election to be regulated as a business development company.

Information regarding the material relationships between the Company and the Adviser is set forth in “Part I—Item 1. Business—About Our Adviser, BSP, and Franklin Templeton” and “Part III—Item 13. Certain Relationships and Related Transactions, and Director Independence” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, originally filed with the SEC on March 15, 2023, and is incorporated into this Current Report on Form 8-K by reference.

The foregoing description of the Amended Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Advisory Agreement, which is filed as Exhibit 10.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 24, 2024, the Company completed its previously announced acquisition of Franklin BSP Lending Corporation, a Maryland corporation (“FBLC”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 2, 2023, by and among the Company, FBLC, Franklin BSP Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and, solely for the limited purposes set forth therein, the Adviser. Pursuant to the Merger Agreement, Merger Sub was first merged with and into FBLC, with FBLC continuing as the surviving company (the “Initial Merger”), and, immediately following the Initial Merger, FBLC was then merged with and into the Company, with the Company continuing as the surviving company (together with the Initial Merger, the “Merger”).

In accordance with the terms of the Merger Agreement, at the effective time of the Initial Merger, each outstanding share of FBLC’s common stock was converted into the right to receive 0.4647 shares of common stock, par value $0.001 per share, of the Company. As a result, the Company issued an aggregate of approximately 110.0 million shares of its common stock to FBLC’s former stockholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K, filed on October 6, 2023.

Item 7.01 Regulation FD Disclosure.

On January 24, 2024, the Company and FBLC issued a joint press release announcing the completion of the Merger. A copy of this press release is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01 is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Fund Acquired

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the Company’s Joint Proxy Statement/Prospectus, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d) Exhibits

2.1	Agreement and Plan of Merger by and among Franklin BSP Capital Corporation, Franklin BSP Lending Corporation, Franklin BSP Merger Sub, Inc. and Franklin BSP Capital Adviser, L.L.C. (for the limited purposes set forth therein), dated as of October 2, 2023 (incorporated by reference to Exhibit 2.1 filed with Franklin BSP Capital Corporation’s Current Report on Form 8-K (File No. 814-01360) on October 6, 2023).

10.1	Amended and Restated Investment Advisory Agreement, dated as of January 24, 2024, by and between Franklin BSP Capital Corporation and Franklin BSP Capital Adviser L.L.C.

99.1	Joint press release of Franklin BSP Capital Corporation and Franklin BSP Lending Corporation, dated as of January 24, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin BSP Capital Corporation

Date: January 24, 2024	By:	/s/ Nina K. Baryski
Nina K. Baryski
Chief Financial Officer and Treasurer

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